Exhibit 99.1
For more information, please contact:
Guy A. Gibson, Chairman of the Board
(720) 956-6515
United Western Bancorp, Inc. Announces Agreement for Investment from
Lovell Minnick Partners, LLC, Oak Hill Capital Management, LLC and Henry C. (Ric) Duques
Agreements in Place for $103 Million of Equity Capital to Support Recapitalization Plan
DENVER – October 29, 2010 – United Western Bancorp, Inc. (Nasdaq: UWBK) (the “Company” or “United Western”), the holding company of United Western Bank®, announced today that it has entered into a definitive Investment Agreement (“Investments”) with affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) and Oak Hill Capital Management, LLC (“Oak Hill Capital”) as well as entities controlled by Henry C. (Ric) Duques (“Ric Duques”), the former Chairman and Chief Executive Officer of First Data Corporation, for significant investments that will support United Western’s recapitalization plan. The Investments were unanimously approved by the Company’s Board of Directors and are subject to regulatory and other conditions.
Under the terms of the Investments, Lovell Minnick and Oak Hill Capital will each purchase 117.5 million shares of United Western common stock at $0.40 per share, or $47.0 million each, and Ric Duques will purchase 22.5 million shares for $9.0 million. Collectively, the $103.0 million total investment is part of what is expected to be a $200 million private placement by the Company. In addition, Lovell Minnick, Oak Hill Capital and Ric Duques will receive, in aggregate, 25.75 million warrants to purchase shares of United Western common stock. The warrants are exercisable at $0.40 per share and are for a term of ten years. Upon the closing of the transactions, Lovell Minnick and Oak Hill Capital will each hold an ownership interest in United Western of approximately 23.1%, calculated after giving effect to the exercise of the warrants. Ric Duques will hold an ownership interest in United Western of approximately 5.0%, calculated after giving effect to shares already owned, shares to be received as consideration under the acquisition of Legent Clearing, LLC by United Western and after giving effect to the exercise of the warrants.
Guy A. Gibson, the Company’s Chairman of the Board, said, “We are very pleased to announce the Investments by Lovell Minnick, Oak Hill Capital and Ric Duques. The new capital will substantially strengthen our capital ratios and provide United Western with a solid base to rebuild long-term franchise and shareholder value.”
Each of the Lovell Minnick, Oak Hill Capital and Ric Duques Investments are conditioned upon each other and on other closing conditions, including, among others, United Western raising a total of at least $200 million of capital (inclusive of the Investments), receipt of certain regulatory approvals, the acquisition by United Western Bank of Legent Clearing, LLC, as previously announced in June 2010, approval by the Office of Thrift Supervision, the approval of the Federal Deposit Insurance Corporation and the Financial Industry Regulatory Authority as to the acquisition of Legent Clearing, LLC, NASDAQ granting United Western approval to issue the securities described above in reliance on the shareholder approval exemption set forth in NASDAQ Rule 5635(f), receipt of third-party consents, no occurrence of a material adverse effect on the Company and no adverse change in any banking or bank holding company law, rule or regulation.

As part of the Investments and subject to the closing of the transactions and the receipt of required regulatory approvals, Lovell Minnick and Oak Hill Capital will each be able to appoint a director and a non-voting observer to the Board of Directors of United Western. Guy A. Gibson will continue to serve as Chairman of the Board.
The Company is filing a current report on Form 8-K with the Securities and Exchange Commission with the publication of this news release. That current report includes copies of the definitive Investment Agreement executed by the Company with each of Lovell Minnick, Oak Hill Capital and Ric Duques.
About United Western Bancorp, Inc.
United Western Bancorp, Inc. is focused on developing its community-based banking network through its subsidiary, United Western Bank®, by strategically positioning branches across Colorado’s Front Range market. In addition to United Western Bank’s community-based banking operations, we also offer cost effective deposits and deposit services on a national basis to a variety of customers, including those involved in the processing services industries (e.g., securities settlement, mortgage banking, custodial), as well as escrow and paying agent and trust account management services through our wholly owned subsidiary, United Western Trust Company. For more information, please visit our web site at www.uwbancorp.com.
About Lovell Minnick Partners LLC
Lovell Minnick Partners LLC is a private equity firm providing buyout and growth capital to companies in the financial services industry. From offices in the Los Angeles and Philadelphia areas, Lovell Minnick manages private equity partnerships totaling $800 million on behalf of qualified private and institutional investors. Portfolio companies of Lovell Minnick operate in various areas of the global financial services industry, including asset management, financial product distribution, outsourced administration services, securities brokerage, financial consulting, and commercial and trust banks. For more information about Lovell Minnick, please visit www.lovellminnick.com.
About Oak Hill Capital Management, LLC
Oak Hill Capital is a private equity firm with more than $8.2 billion of committed capital from leading entrepreneurs, endowments, foundations, corporations, pension funds and global financial institutions. Robert M. Bass is the lead investor. Over a period of more than 24 years, the professionals at Oak Hill Capital and its predecessors have invested in more than 60 significant private equity transactions. Oak Hill Capital is one of several Oak Hill partnerships, each of which has a dedicated and independent management team. These Oak Hill partnerships comprise over $30 billion of investment capital across multiple asset classes. For more information about Oak Hill Capital, please visit www.oakhillcapital.com.
Cautionary Statement
The issuance of the securities in the transactions described in this release have not and will not be registered under the Securities Act of 1933 (“Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities, in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.
Forward-Looking Statements
Certain statements contained in this press release may be deemed to be forward-looking under federal securities laws, and United Western intends that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding the proposed private offering, the anticipated use of proceeds of the offering, and the expectations regarding size, timing, or completion of the offering. United Western cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein. Such factors include (a) changes in market conditions; (b) changes in the market for the Company’s products and services; (c) United Western’s ability to complete the transactions announced today and other aspects of its recapitalization plan; and (d) other risks detailed in United Western’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010, and subsequent filings with the Securities and Exchange Commission.
United Western contact:
Guy A. Gibson
(720) 956-6515
ggibson@uwbank.com
Lovell Minnick contact:
John Cochran
(310) 414-6160
jcochran@lovellminnick.com
Oak Hill Capital contacts:
Lin-Hua Wu
(415) 684-9418
lin-wu@kekst.com
or
Sofia Mata-Leclerc
(415) 684-9419
sofia-mata@kekst.com